                                                                    EXHIBIT 4.01

                                                                          SHARES

NUMBER SHARES

KEY

                                   [NIKU LOGO]

INCORPORATED UNDER THE LAWS OF   SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS
   THE STATE OF DELAWARE        PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY

This Certifies that                                  CUSIP

is the record holder of

         FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
                              $0.0001 PER SHARE OF

                                NIKU CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated

                                [corporate seal]

/s/                                                /s/ Farzad Dibachi
SECRETARY                                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY

                  (NEW YORK, N.Y.)

                           TRANSFER AGENT AND REGISTRAR

BY

          AUTHORIZED SIGNATURE

                                NIKU CORPORATION

          A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders hereof as established, from time to time, by the Certificate of Incorporation of the Corporation or by any certificate of determination of preferences, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon request and without charge from the Secretary of the Corporation at the corporation headquarters.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common    UNIF GIFT MIN ACT    --      ______________ Custodian _______________
TEN ENT  -  as tenants by the                                         (Cust)                (Minor)
JT TEN   -  entireties                                           under Uniform Gifts to Minors
            as joint tenants with                                Act ________________________________
            right of survivorship                                                (State)
            and not as tenants in   UNIF TRF MIN ACT     --      _________ Custodian (until age_________)
            common                                                (Cust)
                                                                 ________________ under Uniform Transfers
                                                                     (Minor)
                                                                 to Minors and _______________________
                                                                                       (State)

                    Additional abbreviations may also be used

though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------------------------

-----------------------------------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED
      ----------------------------------

                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

BY
  -----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.